As filed with the Securities and Exchange Commission on August 22, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – June 30, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

ADAMS HARKNESS SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2013

AF	Shares	Security Description	Value

Common Stock - 96.3%
Biotechnology - 2.6%
845	Aegerion Pharmaceuticals, Inc. (a)	$53,522
3,458	Alnylam Pharmaceuticals, Inc. (a)	107,233
5,295	Neurocrine Biosciences, Inc. (a)	70,847
8,640	NPS Pharmaceuticals, Inc. (a)	130,464
		362,066
Business Services - 13.9%
5,760	Bankrate, Inc. (a)	82,714
3,230	Bright Horizons Family Solutions, Inc. (a)	112,113
1,595	CoStar Group, Inc. (a)	205,867
2,485	Demandware, Inc. (a)	105,389
3,460	Guidewire Software, Inc. (a)	145,493
3,040	Huron Consulting Group, Inc. (a)	140,570
4,100	On Assignment, Inc. (a)	109,552
11,405	Responsys, Inc. (a)	163,205
2,450	Roadrunner Transportation Systems, Inc. (a)	68,208
7,895	ServiceSource International, Inc. (a)	73,581
9,150	Tangoe, Inc. (a)	141,184
4,672	Textura Corp. (a)	121,519
1,197	United Rentals, Inc. (a)	59,742
7,615	WageWorks, Inc. (a)	262,337
5,050	Web.com Group, Inc. (a)	129,280
		1,920,754
Consumer Discretionary - 13.1%
1,950	Allegiant Travel Co. (a)	206,680
7,245	Angie's List, Inc. (a)	192,355
3,145	Bloomin' Brands, Inc. (a)	78,248
4,066	Conn's, Inc. (a)	210,456
1,280	Deckers Outdoor Corp. (a)	64,653
5,675	Grand Canyon Education, Inc. (a)	182,905
7,105	Hovnanian Enterprises, Inc., Class A (a)	39,859
2,025	Lithia Motors, Inc., Class A	107,953
2,185	Lumber Liquidators Holdings, Inc. (a)	170,146
2,815	Shutterfly, Inc. (a)	157,049
7,060	Spirit Airlines, Inc. (a)	224,296
3,360	Standard Pacific Corp. (a)	27,989
1,045	The Ryland Group, Inc.	41,904
3,675	Tile Shop Holdings, Inc. (a)	106,428
		1,810,921
Energy - 6.1%
3,440	Bonanza Creek Energy, Inc. (a)	121,982
7,960	Carrizo Oil & Gas, Inc. (a)	225,507
4,510	Forum Energy Technologies, Inc. (a)	137,239
2,615	Gulfport Energy Corp. (a)	123,088
1,290	Hornbeck Offshore Services, Inc. (a)	69,015
1,780	Sanchez Energy Corp. (a)	40,869
5,768	US Silica Holdings, Inc.	119,859
		837,559
Financial Services - 9.7%
3,575	AMERISAFE, Inc.	115,794
3,685	Encore Capital Group, Inc. (a)	122,010
3,945	Financial Engines, Inc.	179,853
2,930	Home Bancshares, Inc.	76,092
21,520	MGIC Investment Corp. (a)	130,626
1,370	Portfolio Recovery Associates, Inc. (a)	210,473
4,685	Radian Group, Inc.	54,440
14,210	The Bancorp, Inc. (a)	213,008
15,085	Western Alliance Bancorp. (a)	238,796
		1,341,092
Health-Care - 15.4%
7,785	Acadia Healthcare Co., Inc. (a)	257,450
10,290	BioScrip, Inc. (a)	169,785
2,105	Capital Senior Living Corp. (a)	50,310
10,265	DexCom, Inc. (a)	230,449
14,255	ExamWorks Group, Inc. (a)	302,634
6,240	Healthways, Inc. (a)	108,451
910	HeartWare International, Inc. (a)	86,550
4,915	ICON PLC (a)	174,138
4,365	Insulet Corp. (a)	137,105
2,150	IPC The Hospitalist Co., Inc. (a)	110,424
2,650	LifePoint Hospitals, Inc. (a)	129,426
5,345	Molina Healthcare, Inc. (a)	198,727
4,265	Team Health Holdings, Inc. (a)	175,164
		2,130,613
Industrials - 13.3%
2,120	Acuity Brands, Inc.	160,102
1,995	Beacon Roofing Supply, Inc. (a)	75,571
2,170	Chart Industries, Inc. (a)	204,175
10,270	Gentherm, Inc. (a)	190,714
4,420	MasTec, Inc. (a)	145,418
695	Middleby Corp. (a)	118,212
3,445	Mobile Mini, Inc. (a)	114,202
3,240	Polypore International, Inc. (a)	130,572
4,695	Proto Labs, Inc. (a)	305,034
8,200	Swift Transportation Co. (a)	135,628
1,580	The ExOne Co. (a)	97,518
8,000	Wabash National Corp. (a)	81,440
2,115	Westport Innovations, Inc. (a)	70,916
		1,829,502
Retail - 8.6%
1,355	Buffalo Wild Wings, Inc. (a)	133,007
6,085	Express, Inc. (a)	127,602
3,320	Fairway Group Holdings Corp. (a)	80,244
1,515	Fiesta Restaurant Group, Inc. (a)	52,101

See Notes to Financial Statements.	1

ADAMS HARKNESS SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2013

Shares	Security Description	Value

6,240	Fifth & Pacific Co., Inc. (a)	$139,402
2,495	Francesca's Holdings Corp. (a)	69,336
2,825	Ignite Restaurant Group, Inc. (a)	53,308
2,670	Mattress Firm Holding Corp. (a)	107,601
860	Natural Grocers by Vitamin Cottage, Inc. (a)	26,660
45	Noodles & Co. (a)	1,654
3,950	Red Robin Gourmet Burgers, Inc. (a)	217,961
1,450	Restoration Hardware Holdings, Inc. (a)	108,750
4,650	Sonic Corp. (a)	67,704
		1,185,330
Technology - 13.6%
10,335	Calix, Inc. (a)	104,384
6,060	Cornerstone OnDemand, Inc. (a)	262,337
7,025	Diodes, Inc. (a)	182,439
11,590	Exar Corp. (a)	124,824
3,085	Imperva, Inc. (a)	138,948
5,415	Infoblox, Inc. (a)	158,443
5,855	Inphi Corp. (a)	64,405
8,870	InvenSense, Inc. (a)	136,421
9,740	Proofpoint, Inc. (a)	236,000
6,140	QLIK Technologies, Inc. (a)	173,578
5,490	Rally Software Development Corp. (a)	136,262
2,910	SPS Commerce, Inc. (a)	160,050
		1,878,091
Total Common Stock (Cost $11,270,967)	13,295,928

Total Investments - 96.3% (Cost $11,270,967)*	$13,295,928
Other Assets & Liabilities, Net – 3.7%	504,598
Net Assets – 100.0%	$13,800,526

PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,101,090
Gross Unrealized Depreciation	(76,129)
Net Unrealized Appreciation	$2,024,961

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$13,295,928
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$13,295,928

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

There were no transfers between Level 1 and Level 2 for the period ended June 30, 2013.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Biotechnology	2.7%
Business Services	14.5%
Consumer Discretionary	13.6%
Energy	6.3%
Financial Services	10.1%
Health-Care	16.0%
Industrials	13.8%
Retail	8.9%
Technology	14.1%
100.0%

See Notes to Financial Statements.	2

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2013

ASSETS
Total investments, at value (Cost $11,270,967)	$13,295,928
Cash	647,671
Receivables:
Fund shares sold	10,725
Investment securities sold	222,116
Dividends and interest	978
Prepaid expenses	5,176
Total Assets	14,182,594

LIABILITIES
Payables:
Investment securities purchased	353,011
Fund shares redeemed	3
Distributions payable	8
Accrued Liabilities:
Investment adviser fees	5,670
Trustees’ fees and expenses	11
Fund services fees	6,324
Other expenses	17,041
Total Liabilities	382,068

NET ASSETS	$13,800,526

COMPONENTS OF NET ASSETS
Paid-in capital	$12,012,214
Distributions in excess of net investment income	(108,076)
Accumulated net realized loss	(128,573)
Net unrealized appreciation	2,024,961
NET ASSETS	$13,800,526
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	843,054
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$16.37
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	3

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2013

INVESTMENT INCOME
Dividend income	$5,344
Interest income	237
Total Investment Income	5,581
Adviser
EXPENSES
Investment adviser fees	63,139
Fund services fees	89,283
Shareholder service fees	15,785
Custodian fees	2,592
Registration fees	4,188
Professional fees	18,650
Trustees' fees and expenses	215
Miscellaneous expenses	12,366
Total Expenses	206,218
Fees waived and expenses reimbursed	(92,568)
Net Expenses	113,650

NET INVESTMENT LOSS	(108,069)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,849,082
Net change in unrealized appreciation (depreciation) on investments	893,700
NET REALIZED AND UNREALIZED GAIN	2,742,782
INCREASE IN NET ASSETS FROM OPERATIONS	$2,634,713

See Notes to Financial Statements.	4

ADAMS HARKNESS SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
OPERATIONS
Net investment loss	$(108,069)	$(147,973)
Net realized gain	1,849,082	1,184,973
Net change in unrealized appreciation (depreciation)	893,700	341,042
Increase in Net Assets Resulting from Operations	2,634,713	1,378,042

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(108,434)	-

CAPITAL SHARE TRANSACTIONS
Sale of shares	937,606	1,568,170
Reinvestment of distributions	104,514	-
Redemption of shares	(1,163,862)	(2,315,013)
Redemption fees	26	-
Decrease in Net Assets from Capital Share Transactions	(121,716)	(746,843)
Increase in Net Assets	2,404,563	631,199

NET ASSETS
Beginning of Period	11,395,963	10,764,764
End of Period (Including line (a))	$13,800,526	$11,395,963

SHARE TRANSACTIONS
Sale of shares	61,810	118,819
Reinvestment of distributions	6,790	-
Redemption of shares	(78,575)	(175,946)
Decrease in Shares	(9,975)	(57,127)

(a) Undistributed (distributions in excess of) net investment income.	$(108,076)	$108,427

See Notes to Financial Statements.	5

ADAMS HARKNESS SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2013		2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning
of Period	$13.36		$11.83	$12.59	$9.34	$7.69	$14.38
INVESTMENT OPERATIONS
Net investment loss (a)	(0.13)		(0.17)	(0.20)	(0.23)	(0.23)	(0.19)
Net realized and unrealized
gain (loss)	3.27		1.70	(0.56)	3.48	1.88	(6.23)
Total from Investment
Operations	3.14		1.53	(0.76)	3.25	1.65	(6.42)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.13)		—	—	—	—	—
Net realized gain	—		—	—	—	—	(0.27)
Total Distributions to
Shareholders	(0.13)		—	—	—	—	(0.27)
REDEMPTION FEES (a)	—	(b)	—	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End
of Period	$16.37		$13.36	$11.83	$12.59	$9.34	$7.69
TOTAL RETURN	23.54	%(c)	12.93%	(6.04)%	34.80%	21.46%	(44.63)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period
(000's omitted)	$13,801	$11,396		$10,765	$13,007	$12,404	$13,978
Ratios to Average Net Assets:
Net investment loss	(1.71	)%(d)	(1.26)%	(1.59)%	(2.25)%	(2.97)%	(1.68)%
Net expense	1.80	%(d)	1.80%	1.80%	2.34%	3.08%	1.90%
Gross expense (e)	3.27	%(d)	3.44%	3.40%	3.63%	4.01%	2.78%
PORTFOLIO TURNOVER RATE	162	%(c)	294%	324%	319%	381%	521%

(a)		Calculated based on average shares outstanding during each period.
(b)		Less than $0.01 per share.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers or reimbursements.

See Notes to Financial Statements.	6

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Note 1. Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

7

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they

8

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

are filed. As of June 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3. Fees and Expenses

Investment Adviser – AH Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief

9

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. The Fund’s Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses so to cap the expense ratio at 1.80%. These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2013, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$ 36,270	$ 56,298	$ 92,568

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the six months ended June 30, 2013, were $19,984,041 and $20,670,197, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$108,427
Unrealized Appreciation	1,056,000
Capital and Other Losses	(1,902,394)
Total	$(737,967)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

As of December 31, 2012, the Fund had capital loss carryforwards to offset future capital gains of

10

ADAMS HARKNESS SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

$1,766,646, expiring in 2017.

For tax purposes, the prior year post October-loss was $135,748 (realized during the period November 1, 2012 through December 31, 2012). This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, January 1, 2013.

Note 7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

11

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2013

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013, through June 30, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not

12

ADAMS HARKNESS SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2013

reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2013	June 30, 2013	Period*	Ratio*
Actual	$1,000.00	$1,235.41	$9.98	1.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.87	$9.00	1.80%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

13

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	4
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Additional Information	13

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of June 30, 2013, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

“There is no terror in the bang, only in the anticipation of it.”

- Alfred Hitchcock

Dear Shareholder,

Despite a dismal June, the U.S. stock markets continued their advance through the second quarter.  In our last quarterly update we expressed our views that market conditions were not perfect, but were reasonably good for further stock market gains.  Both were proven true.  The first half advances (13.8% gain in the S&P 500) were consistent with hopes for continued economic recovery.  However, the gyrations of June indicate a growing uncertainty surrounding an economic bang of rising interest rates whose anticipation will, we believe, be much more terrifying than its eventual realization.

For over thirty years, there has been a consistent trend in U.S. interest rates.  The chart below illustrates the 10 year Treasury note market rate from its peak in 1981 through today.  While not a straight line, as there are indeed brief interruptions of increasing rates, it is undeniable that investors were best served over the last three decades assuming an environment of declining interest rates and lower costs of borrowing.

On June 19th, Federal Reserve Chairman Ben Bernanke held a press conference that included the following phrasing when discussing the Federal Reserve’s current policy of purchasing $85 billion in mortgage and Treasury securities per month:

“The Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.  And if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear . . . . I would like to emphasize once more the point that our policy is in no way predetermined and will depend on the incoming data and the evolution of the outlook as well as on the cumulative progress toward our objectives.  If conditions improve faster than expected, the pace of asset purchases could be reduced somewhat more quickly.  If the outlook becomes less favorable, on the other hand, or if financial conditions are judged to be inconsistent with further progress in the labor markets, reductions in the pace of purchases could be delayed.”

Within minutes, and continuing for several days, stock and bond markets dropped in nervous trading.  Although a Federal Reserve Chairman’s words always carry more meaning than the literal translation, it seems very hard to interpret the words to be so negative for both stocks and bonds.  After all, in discussing asset purchases Bernanke did not even begin to address a Fed Funds rate that is virtually zero, or any of the other accommodative measures that are in place and would remain in place until the economic data gains strength: Is a strong economy something for the stock market to be concerned about?

There is no debate that the Federal Reserve has taken extraordinary actions over the last five years.  There is also no doubt that these actions will have to reverse themselves sometime in the future.  Our opinion is that this can turn out to be a healthy and gradual transition from central bank support to private bank credit creation, and we do not feel therefore that the Fund’s portfolio of equity holdings is suddenly or unexpectedly at risk.

That being said, we think there will soon be a major sea change from declining interest rates (as shown above) to a major trend of increasing rates.  We believe that investment portfolios that have been based upon declining rates – ranging from the largest bond mutual funds to highly leveraged hedge funds – will feel the pain of this transition – as will the marginal borrower of capital.  Wider pain will likely be contained as

1

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

long as the rise in rates is controlled and normal in light of a stronger economy.  While sub-4% mortgages are a strong incentive for home-buyers; we believe that higher employment levels and easier credit standards will be more than enough to offset somewhat higher interest rates.  Likewise, we believe that even a significant increase in Treasury rates should not trigger capital flows out of equities.  Instead, we believe that bond fund price declines due to higher rates will encourage further redemptions and more capital will flow back into the stock markets.

The BeeHive Portfolio

On April 15th, Life Technologies announced it had reached a definitive agreement to be acquired at $76 per share.  The buyer?  Thermo Fisher Scientific, another long held position in the Fund.  Normally, you will see the target company rise in price, and the acquirer drop.  In this case, we experienced significant gains in both positions.  Thermo has a reputation as a savvy acquirer and Life’s business is an excellent fit.  We have long been attracted to the assets these companies each held within the life sciences industry.  We continue to like them under the strong, consolidated leadership of Thermo.  We sold our Life position after the deal was announced, but will continue to hold a significant position in the combined company.

We also sold the Fund’s Baxter position as the stock is fully priced, in our view, and there seems to be no major catalysts on the horizon.  We identified more compelling opportunities in the healthcare sector.  Please see the appendix for a further discussion of Gilead.

We initiated new positions in AutoNation (AN) and eBay.  AN is poised to benefit from the continued recovery in U.S. automobile sales and increasing consolidation of new car dealerships that should result in both increased economies of scale and service revenue.  Please see the Appendix for further discussion.  eBay is a global technology company that is a leading enabler of online commerce.  While their Marketplaces business continues to grow at impressive rates, we are even more excited by the possibilities for their PayPal division, which occupies a very important position in the global move to e-commerce.

There is one other item worth mentioning.  As we discussed in our last update, our Boeing position had performed well during the first quarter of 2013, despite the grounding of the 787 fleet.  During the second quarter the fleet was back in the air, and Boeing stock increased an additional 19.9%.

Management Update

In the second quarter, we officially welcome Jeb Breece, Paul Pfeiffer and Cindy Starke to the portfolio management team of the Fund. Jeb, Paul and Cindy are seasoned portfolio manager/analysts (please see the appendix for their bios) and are members of the Spears Abacus equity investment committee. Jeb has been working on the fund since its inception; Paul and Cindy since they joined the firm. Adding them to the team is really an acknowledgment of their contribution and does not reflect a change in our decision making process.

Concluding Thoughts

Despite a very skeptical investing public, the first half of 2013 has been beneficial to the U.S. stock markets.  Other asset classes have not fared as well:  Gold has declined 25%, the broad commodity index declined over 10%, emerging market stocks fell 9%, and the Barclays Aggregate Bond Index fell over 2%.

We believe that the investing environment is changing along with central bank policies over the next few months and years.  This does not deter us from the same strategy we have previously employed; a portfolio of well-managed and reasonably valued companies.  We remain available to discuss your questions and comments at any time.

Regards,

Spears Abacus

Appendix
Gilead Sciences

Gilead Sciences (GILD) is a leading biopharmaceutical company focused on developing therapies in areas of high unmet medical need.  Although best known for its antiviral products that treat HIV/AIDS, Gilead has a range of products that treat liver, cardiovascular, respiratory and inflammatory diseases.  In addition to its global market leading HIV/AIDS franchise, Gilead is on the cusp of having another dominant franchise in Hepatitis C (HCV).  In January 2012, Gilead acquired Pharmasset for $11 billion as a way to gain access to its HCV clinical pipeline.  It appears that Gilead shareholders’ will be rewarded from this acquisition, as Pharmasset's compounds are emerging as the front runners in a much improved regimen for the treatment for HCV.  Sofosbuvir received a priority review from the FDA and could be approved and launched as early as the fourth quarter of this year.  The HCV infected patient population is enormous (estimated to be over 13 million in the US and Europe alone) and we believe that the market is underestimating the success that Gilead will have in penetrating this population.  We believe that the successful launch of Sofosbuvir will lead to a period of rapid revenue and earnings growth for Gilead.

2

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

eBay

eBay is a global technology company focused on enabling commerce through its three complementary businesses:   Marketplaces, Payments (PayPal) and GSI Commerce.  eBay has a substantial and growing global user base in both the Marketplaces and Payments business segments, with over 116 million and 127 million active users.  eBay provides consumers and merchants the commerce platforms, tools and services that enable them to be more successful in online, offline and mobile commerce.  eBay enabled $175 billion in commerce in 2012 and targets $300 billion in 2015.  Marketplaces and PayPal are benefiting from the rapid adoption of smartphones and tablets, as these devices have changed consumers shopping behavior by allowing them to shop anywhere and anytime.  Mobile shopping is growing rapidly and reached $13 billion or 17% of Marketplaces Gross Merchandise Volume (GMV), up 100% in 2012.  For PayPal, mobile payments were $14 billion or 10% of PayPal’s total payment volume (TPV) last year, up 250% over 2012.  As the line between online and offline commerce blurs, eBay’s total addressable market has expanded from the $1 trillion ecommerce market to the entire $10 trillion commerce market.  eBay is well positioned to grow its annual revenue and earnings at 15% or greater over the next three to five years.

AutoNation

AutoNation operates a network of 265 new car dealerships and as such has benefited from a recovery in new car sales from the 2009 lows.  We believe that this uptrend is likely to continue owing to improving employment levels, a few years of below replacement sales and a record number of new vehicle introductions over the next two years.  However, we believe that AutoNation will also benefit from the sales recovery that has already occurred.  The Parts & Service business, which represents 40% of company gross profit, is more heavily influenced by trends in the volume of vehicles sold by the dealership in the last five years (i.e. on warranty).  Given the dramatic decline in sales volumes in 2008 and early 2009, AutoNation’s zero-to-five year old car base is only now starting to stabilize and we expect will turn to growth in 2014.  We do not believe that this tailwind is fully appreciated and further believe that additional upside is possible from continued strong execution by AutoNation in growing their “customer pay” service business.

In the longer-term large dealership groups have structural advantages over their single franchise competitors because they are able to invest in customer service, consistent quality standards and online infrastructure.  This should lead to further consolidation of what remains a very fragmented industry.  We believe that AutoNation is well positioned to continue rolling up dealerships, but we expect the company will also repurchase their own stock if attractive franchise acquisition opportunities do not exist.

Bios

Paul F. Pfeiffer
Paul joined Spears Abacus as a Principal, portfolio manager and equity analyst in 2009. He has spent his entire career in the investment management business and has managed client portfolios since 1977. A member of our Investment Committee, Paul’s long experience and growth-oriented perspective add depth to our team.

Paul began his career in 1972 as an analyst in the Investment Services Department of Goldman Sachs & Company. In 1977, the business was reorganized as an affiliate of Goldman Sachs called McCowan Associates. Paul was promoted to Partner and subsequently worked for the new entity as a portfolio manager and analyst for over 20 years. In 2002, after four years as a Partner with Eagle Growth Investors, Paul joined MB Investment Partners as lead manager of the firm’s Growth Equity Strategy.

Paul received a BA degree from the University of Washington in 1972 and a MBA from New York University Stern School of Business in 1975.

James E. Breece, CFA

Jeb is an original member of the Spears Abacus team and a Principal in the firm. He is a portfolio manager, equity analyst and a member of our Investment Committee. While Jeb’s primary focus is organizing our equity research efforts he is also a significant contributor to our corporate credit research. He became a CFA charterholder in 2009.

Jeb received a BA from Kenyon College in 2004.

Cindy Starke

Cindy joined Spears Abacus as a Principal, portfolio manager and equity analyst in 2012. Cindy began her investment career in 1994 at U.S. Trust Company. She worked as a portfolio manager and equity analyst in the Campbell, Cowperthwait Division managing large cap growth equity portfolios for institutional, high net worth individuals and mutual fund accounts. In 1999, Cindy was a founding portfolio manager of NewBridge Partners LLC, an investment management firm that managed large cap growth portfolios for high net worth individuals and institutions, which was sold to Victory Capital Management in 2003. At Victory NewBridge Capital Management, she was a co-manager of the Victory Focused Growth Mutual Fund and member of the Investment Committee. In 2007, Cindy joined Barrett Associates as a managing director and worked as a portfolio manager and equity analyst.

Cindy received a BS from Fordham University in 1991 and an MBA from Fordham University in 1999.

3

THE BEEHIVE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2013

The  following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund compared with the performance of the benchmark S&P 500 Index (the “S&P 500”) since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.04%. However, the Fund’s advisor has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 0.99%, until at least April 30, 2014. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

THE BEEHIVE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2013

Shares	Security Description	Value

Common Stock - 96.7%
Consumer Discretionary - 19.4%
40,490	AutoNation, Inc. (a)	$1,756,861
89,400	Comcast Corp., Class A	3,744,072
69,210	Delphi Automotive PLC	3,508,255
123,830	Imax Corp. (a)	3,078,414
100,930	Johnson Controls, Inc.	3,612,285
41,450	Starbucks Corp.	2,714,560
		18,414,447
Energy - 11.3%
44,361	Devon Energy Corp.	2,301,449
107,940	Marathon Oil Corp.	3,732,565
36,590	Schlumberger, Ltd.	2,622,040
63,675	The Williams Cos., Inc.	2,067,527
		10,723,581
Financials - 22.4%
53,580	ACE, Ltd.	4,794,338
60,985	Aon PLC	3,924,385
90,191	CIT Group, Inc. (a)	4,205,606
107,854	MetLife, Inc.	4,935,399
105,040	SunTrust Banks, Inc.	3,316,113
		21,175,841
Industrials - 11.1%
91,010	Republic Services, Inc.	3,088,879
29,280	The Boeing Co.	2,999,443
51,560	United Parcel Service, Inc., Class B	4,458,909
		10,547,231
Materials - 1.8%
38,620	Carpenter Technology Corp.	1,740,603

Pharmaceuticals, Biotechnology and Life Sciences - 9.6%
133,160	Amarin Corp PLC, ADR (a)	772,328
21,140	Celgene Corp. (a)	2,471,477
26,560	Gilead Sciences, Inc. (a)	1,360,138
52,900	Thermo Fisher Scientific, Inc.	4,476,927
		9,080,870
Software and Services - 17.0%
111,354	Broadridge Financial Solutions, Inc.	2,959,790
35,360	eBay, Inc. (a)	1,828,819
3,232	Google, Inc., Class A (a)	2,845,356
119,285	Microsoft Corp.	4,118,911
140,160	Oracle Corp.	4,305,715
		16,058,591
Technology Hardware and Equipment - 4.1%
9,735	Apple, Inc.	3,855,839

Total Common Stock (Cost $73,223,017)	91,597,003

Money Market Funds - 3.3%
3,113,784	Fidelity Institutional Cash Money Market Fund, 0.08% (b) (Cost $3,113,784)	3,113,784

Total Investments - 100.0% (Cost $76,336,801)*	$94,710,787
Other Assets & Liabilities, Net – 0.0%	(23,286)
Net Assets – 100.0%	$94,687,501

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2013.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,979,561
Gross Unrealized Depreciation	(2,605,575)
Net Unrealized Appreciation	$18,373,986

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$91,597,003
Level 2 - Other Significant Observable Inputs	3,113,784
Level 3 - Significant Unobservable Inputs	-
Total	$94,710,787

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1 and Level 2 for the period ended June 30, 2013.
AFA

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	19.4%
Energy	11.3%
Financials	22.4%
Industrials	11.1%
Materials	1.8%
Pharmaceuticals, Biotechnology and Life Sciences	9.6%
Software and Services	17.0%
Technology Hardware and Equipment	4.1%
Money Market Funds	3.3%
100.0%

See Notes to Financial Statements.	5

THE BEEHIVE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2013

	ASSETS
	Total investments, at value (Cost $76,336,801)	$94,710,787
	Receivables:
	Dividends	99,125
	Prepaid expenses	4,836
	Total Assets	94,814,748

	LIABILITIES
	Payables:
	Fund shares redeemed	36,017
	Accrued Liabilities:
Advisor	Investment advisor fees	58,455
	Trustees’ fees and expenses	53
	Fund services fees	14,871
	Other expenses	17,851
	Total Liabilities	127,247

	NET ASSETS	$94,687,501

	COMPONENTS OF NET ASSETS
	Paid-in capital	$71,881,085
	Undistributed net investment income	205,600
	Accumulated net realized gain	4,226,830
	Net unrealized appreciation	18,373,986
	NET ASSETS	$94,687,501
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,798,079
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.14

See Notes to Financial Statements.	6

THE BEEHIVE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2013

INVESTMENT INCOME
Dividend income	$662,697
Total Investment Income	662,697

EXPENSES
Investment advisor fees	346,289
Fund services fees	87,250
Custodian fees	4,649
Registration fees	2,636
Professional fees	20,388
Trustees’ fees and expenses	1,546
Miscellaneous expenses	10,406
Total Expenses	473,164
Fees waived and expenses reimbursed	(16,064)
Net Expenses	457,100

NET INVESTMENT INCOME	205,597

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,563,161
Net change in unrealized appreciation (depreciation) on investments	7,929,548
NET REALIZED AND UNREALIZED GAIN	10,492,709
INCREASE IN NET ASSETS FROM OPERATIONS	$10,698,306

See Notes to Financial Statements.	7

THE BEEHIVE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
OPERATIONS
Net investment income	$205,597	$538,464
Net realized gain	2,563,161	5,664,357
Net change in unrealized appreciation (depreciation)	7,929,548	2,380,296
Increase in Net Assets Resulting from Operations	10,698,306	8,583,117

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(538,461)
Net realized gain	-	(4,994,386)
Total Distributions to Shareholders	-	(5,532,847)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,095,590	7,958,469
Reinvestment of distributions	-	5,470,774
Redemption of shares	(4,036,709)	(11,947,226)
Increase (Decrease) in Net Assets from Capital Share Transactions	(2,941,119)	1,482,017
Increase in Net Assets	7,757,187	4,532,287

NET ASSETS
Beginning of Period	86,930,314	82,398,027
End of Period (Including line (a))	$94,687,501	$86,930,314

SHARE TRANSACTIONS
Sale of shares	94,190	699,260
Reinvestment of distributions	-	508,253
Redemption of shares	(344,204)	(1,116,979)
Increase (Decrease) in Shares	(250,014)	90,534

(a) Undistributed net investment income.	$205,600	$3

See Notes to Financial Statements.	8

THE BEEHIVE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended December 31,				September 2, 2008 (a) through
	June 30, 2013		2012	2011	2010	2009	December 31, 2008

NET ASSET VALUE, Beginning of Period	$10.80		$10.35	$11.14	$9.75	$7.44	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.03		0.07	0.02	0.05	0.05	0.02
Net realized and unrealized gain (loss)	1.31		1.11	(0.59)	1.59	2.30	(2.56)
Total from Investment Operations	1.34		1.18	(0.57)	1.64	2.35	(2.54)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.07)	(0.02)	(0.04)	(0.04)	(0.02)
Net realized gain	—		(0.66)	(0.20)	(0.21)	—	—
Total Distributions to Shareholders	—		(0.73)	(0.22)	(0.25)	(0.04)	(0.02)
NET ASSET VALUE, End of Period	$12.14		$10.80	$10.35	$11.14	$9.75	$7.44
TOTAL RETURN	12.41	%(c)	11.46%	(5.10)%	16.90%	31.59%	(25.45	)%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$94,688	$86,930		$82,398	$75,848	$42,195	$23,668
Ratios to Average Net Assets:
Net investment income	0.45	%(d)	0.62%	0.16%	0.46%	0.55%	0.79	%(d)
Net expense	0.99	%(d)	0.99%	0.99%	0.99%	1.00%	1.00	%(d)
Gross expense (e)	1.02	%(d)	1.04%	1.07%	1.47%	1.88%	3.79	%(d)
PORTFOLIO TURNOVER RATE	17	%(c)	40%	34%	43%	33%	7	%(c)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

10

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of 0.25% of the Fund’s average daily net assets.  The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman).  The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of

11

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2014, to limit annual operating expenses to 0.99%. For the six months ended June 30, 2013, fees waived and expenses reimbursed were $16,064.

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the resulting expenses do not exceed 0.99%.  As of June 30, 2013, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2010	$127,277	December 31, 2013	$-
December 31, 2011	68,302	December 31, 2014	-
December 31, 2012	41,182	December 31, 2015	-
June 30, 2013	16,064	December 31, 2016	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the six months ended June 30, 2013, were $14,754,232 and $16,685,923, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of December 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$3
Undistributed Long-Term Gain	1,812,793
Unrealized Appreciation	10,295,314
Total	$12,108,110

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

12

THE BEEHIVE FUND ADDITIONAL INFORMATION JUNE 30, 2013

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013, through June 30, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2013	June 30, 2013	Period*	Ratio*
Actual	$1,000.00	$1,124.08	$5.21	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.89	$4.96	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

13

THE BEEHIVE FUND
P.O Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, Maine 04101
www.foreside.com

237-SAR-0613

POLARIS GLOBAL VALUE FUND

SEMI-ANNUAL REPORT

June 30, 2013
(Unaudited)

POLARIS
CAPITAL MANAGEMENT, LLC
http://www.polarisfunds.com
(888) 263-5594

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Additional Information	21

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

Dear Fellow Shareholder,

The Polaris Global Value Fund (the "Fund") outperformed the benchmark, MSCI World Index (the "Index"), for the six-month period ended June 30, 2013. The Fund returned 14.31% versus the Index, which was up 8.43%.

Global markets experienced a satisfactory start for 2013, with most countries and sectors posting positive returns. Stock valuations were influenced by capital flows as many investors shifted from fixed income into equities in search of higher yields. Merger and acquisition activity increased, stimulated by low borrowing costs.

During the six-month period, the U.S. economy continued to expand with firmer domestic demand, lower natural gas prices and increased consumer spending. U.S. treasury rates moved up in the second quarter, causing declines in bond prices after the U.S. Federal Reserve signaled the central bank may start retracting its stimulus program if the U.S economic recovery proves sustainable. This also triggered a selloff in many emerging markets and their currencies. Growing speculation about scaling back the Fed's quantitative easing, in combination with worries about the Chinese economy, weighed on Asian equities.

The following table summarized total returns through June 30, 2013.

	2013			Annualized As of June 30, 2013
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	14.31%	3.32%	10.64%	25.58%	17.01%	5.94%	8.70%	6.98%	10.34%	9.39%
MSCI World Index	8.43%	0.65%	7.73%	18.58%	13.72%	2.70%	7.25%	3.69%	6.56%	5.93%

*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594 or visit the Fund’s website at www.polarisfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.36%. Quarter end expense ratio is 1.33%; this ratio is based on amounts incurred during the most recent quarter, divided by the average assets for the period multiplied by 365 and divided by the number of days in the quarter. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. See page 7 for additional disclosure. Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The table above shows that the Fund’s long-term performance has exceeded benchmark returns with lower market risk, as measured by the beta statistic of 0.93 since the Fund’s inception (volatility measurement relative to the Index).

SIX MONTH PERFORMANCE ANALYSIS:

The Fund’s continued success against the benchmark was attributed to positive absolute performance in all sectors, led by financials, consumer discretionary and health care. Approximately 70% of the Fund’s holdings posted double-digit

1

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

returns with notable contributions from KDDI Corp, Hewlett-Packard (H-P), Greencore Group and Methanex. Sectors contributing the least included energy and materials, with companies like Maurel et Prom (Maurel), BHP Billiton and Showa Denko detracting.

The financial sector was the top contributor to performance during the six-month period. While many European banks are preserving cash to meet stricter regulations, Scandinavian banks Svenska Handelsbanken and DNB Bank are further along in meeting these requirements, proving to be among the best managed major lenders in the European Union.

After encountering higher credit losses and regulatory scrutiny in 2012 throughout the U.S. banking industry, many small- and mid-cap banks have rebounded. Ameris Bancorp of Georgia gained more than 30% in the sixth-month period, due to strong fourth quarter 2012 and first quarter 2013 earnings. On May 2, Ameris announced the acquisition of The Prosperity Banking Company, expanding Ameris’ asset base and Southeastern footprint into several Florida markets. Other community banks achieving healthy returns for the period included Webster Financial, Colony Bankcorp, International Bancshares Corp, Independent Bank Corp, BNC Bancorp, Southwest Bancorp, Univest Corp of Pennsylvania and Astoria Financial.

Consumer discretionary stocks added to performance, with children clothing manufacturer Carter’s up on increased overseas and online sales. Carter’s was able to expand margins from lower cotton raw material prices. The company instituted a dividend and approved a $300 million share buyback to direct excess capital to shareholders. British homebuilders also added to the sector’s returns, with Barratt Developments, Persimmon, Taylor Wimpey and Bellway capitalizing on rising home purchases stemming from the U.K. government’s Funding for Lending Scheme to improve mortgage availability.

The Fund’s two U.S. healthcare companies, WellPoint Inc. and UnitedHealth Group, experienced a tangential boost when Tenet announced the acquisition of Vanguard Health. The passage of the Affordable Care Act spurred a recent spate of merger and acquisition (M&A) activity. WellPoint is a likely survivor of this industry consolidation, having previously acquired Amerigroup to take advantage of pending Medicare/Medicaid changes under the Act. Both insurers also benefited from the news that Medicare Advantage products are expected to be reimbursed at a higher rate in 2014 than originally proposed by the Centers for Medicare & Medicaid Services.

Information technology stocks were depressed in 2012; however, many held strong free cash flows relative to market value. Over the past year, we purchased Xerox and increased our weighting in other IT stocks including H-P, Microsoft and Western Union. During the six-month period ended June 30, 2013, all of the above mentioned stocks posted returns in excess of 25%.

U.S. technology firm H-P led gains in the information technology sector after CEO Meg Whitman forecasted a better than expected second quarter 2013. H-P beat out competitor Lenovo for top market share in the global PC business in the fourth quarter of 2012, and the company’s revenues are anticipated to grow in fiscal year 2014 after further cost cutting in 2013. Recent investor meetings were upbeat, with management enthused by new products coming to market. Fourth quarter 2012 results at Xerox were mixed, with increased revenues and profit margins in services offsetting declines in document technology and supplies. The company also announced a new government contract, which helped alleviate margin pressure. With steady free cash flow, Xerox is buying back 10% of shares outstanding and raised its shareholder dividend payout. On the other end of the spectrum was Samsung Electronics, which dropped as sales of its Galaxy S4

2

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

smartphone fell short of expectations. Numerous analysts went on to cut second quarter 2013 earnings and sales forecasts for the company; the stock slipped to its lowest valuation since 2007 in response to the analyst reports. As deep value managers of the Fund, we considered this a timely buying opportunity, as Samsung retained its fundamental strengths (market share gains, recent deals, intellectual property and product R&D, healthy free cash flows and balance sheets), only hindered by investor reaction to negative news.

Irish food producer Greencore Group was the best performing stock within the consumer staples sector. The company reported first half results through March, with revenues of $871 million and adjusted earnings per share up 11%. Greencore completed the integration of Uniq in the U.K. with the restructuring of the dessert business and disposal of one facility, and successfully launched its food-to-go at Starbucks and 7-11 in the U.S. Analyst reports from Davy Securities and Investec, both of which referenced earnings trajectory on the U.S., further advanced the stock price.

Japan’s second largest mobile phone operator KDDI buoyed the telecommunications sector, followed by Verizon and Deutsche Telekom. The introduction of discounted bundled services, as well as new customers and lower churn numbers, helped KDDI. Deutsche Telekom’s subsidiary, T-Mobile U.S.A., introduced the iPhone to its network and successfully merged with MetroPCS in April, gaining a larger share of airwave licenses to more effectively compete with bigger carriers. Deutsche Telekom owned 74% of the new T-Mobile USA, which listed on the NYSE at the end of April. In addition, German customers are replacing basic mobile phones with smart phones, prompting an increase in product upsell.

Among industrials, the Italian ground engineering service Trevi Finanziaria was up nearly 50% during the six-month period. Trevi achieved two consecutive quarters of strong earnings, backed by recent contract wins in the oil drilling segment. Dissipating better sector returns was YIT Oyj, which declined after management forecast weaker service and maintenance business. The construction businesses in Russia and Finland have remained healthy. The company underwent a demerger whereby its service division was spun off as Caverion Corp and the construction division remained YIT.

In the materials sector, Canadian methanol producer Methanex posted double-digit gains after reporting a stable fourth quarter on healthy demand and firm pricing. The company signed a 10-year natural gas supply agreement with Chesapeake Energy, structured so the natural gas price is linked to the methanol price. German flavors and fragrances maker Symrise rose in tandem with competitor Givaudan, which reported profit growth and pledged a bigger dividend. Methanex and Symrise results could not offset the sector’s underperformers. Belgian chemical industry group Solvay and German chemical company BASF were weak due to a general global decline in chemical consumption. Solvay reported decent fourth quarter earnings, with a substantial decrease in net debt. However, the company did not provide a 2013 profit forecast, noting challenging conditions in Europe. Solvay also conceded that it will face a profit decline, without the benefit of carbon emission allowances or inflated guar gum prices. Australian multinational mining and petroleum company BHP Billiton fell on lower metal prices. Though still bullish on copper, oil and gas, BHP Billiton has grown more bearish on a longer term view on iron ore, estimating that increased supply from Australia and Brazil won’t be met by demand in China.

The energy sector contributed the least to the Fund’s returns, with French oil and gas explorer Maurel down nearly 9% for the six-month period. The company was subjected to speculation regarding tax litigation in Gabon. A New York consulting firm stated that Maurel might be the next target of a government crackdown in Gabon over production

3

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

contracts. The company categorically denied such insinuation, pointing out that it exceeds contractual commitments in the region. However, other media sources reporting on this issue negatively impacted the stock.

ASSET ALLOCATION:

When U.S.-based H.J. Heinz was acquired by Berkshire Hathaway and 3G Capital, the Fund’s holdings in the company were sold for cash. In a transaction valued at $28 billion, H.J. Heinz shareholders received $72.50 per share in cash; the per share price represented a 19% premium to Heinz’s all-time high share price.

The Fund’s position in Questcor Pharmaceuticals was eliminated after company management continued to sell shares, stopped providing prescription details and prescriptions declined for multiple sclerosis. In addition, we decided to preserve value in the event the investigation into the company’s sales practices is negative. The Fund made substantial profits on the stock and would consider repurchasing the stock pending timely resolution of the investigation.

Japanese convenience food maker and cold storage facilities operator Nichirei was sold when it reached our valuation target. We sold the stock at a profit in a bit of fortuitous timing, as Nichirei was purchasing a large percentage of its shares in a stock buyback. Irish containerboard manufacturer Smurfit Kappa was also sold as it reached our targeted valuation levels.

Cash from sales was redeployed to existing holdings and to a number of new purchases, including Standard Chartered, Freenet, Loomis, Ipsos SA and Regal Entertainment. Standard Chartered is an international banking group, earning more than 90% of its income and profits in Asia, Africa and the Middle East. Standard Chartered weathered the recent global banking crisis, retaining capital strength with low loan loss provisions and high quality portfolios.

Freenet AG is a German telecommunications and web content provider/reseller with steady pricing and volumes, capturing substantial share in this mature industry. The company has been successful in developing new IT products and continues to spend more on enhancing customer relationships.

Loomis AB is an international cash handling business, with a network of more than 400 operating locations in the U.S. and Western Europe. Working on behalf of banks, multi-location retailers, stores and other commercial enterprises, Loomis provides management of the physical flow of cash via armored trucks. What separates Loomis from its competitors is that it also offers a cash counting service that saves its bank customers time and money.

Ipsos SA of France conducts market research for global consumer product companies in different geographies utilizing local talent. Firmly seated in the defensive consumer discretionary sector, Ipsos has offered relatively stable cash flows and healthy business projections.

Regal Entertainment operates the largest movie theater chain in the U.S., specializing in multi-screen theaters in mid-sized metropolitan markets and suburban growth areas. It owns and operates 7,358 screens in 579 locations in 42 states under the Regal Cinemas, United Artists, and Edwards brand names.

4

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

The following table shows the Fund’s asset allocation at June 30, 2013.

 Polaris Global Value Fund Asset Allocation
	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Cash
N. America	40.9%	2.4%	3.0%	3.1%	2.5%	1.9%	1.5%	5.9%	12.9%	5.7%	2.1%	0.0%
Japan	5.2%	0.0%	0.0%	1.0%	0.0%	0.0%	2.4%	0.0%	0.0%	0.0%	1.8%	0.0%
Other Asia	5.3%	1.0%	1.0%	0.9%	0.0%	0.0%	0.0%	0.0%	0.0%	2.4%	0.0%	0.0%
Europe & Israel	32.6%	0.9%	0.0%	7.9%	1.8%	9.1%	2.5%	3.0%	3.8%	1.3%	2.4%	0.0%
Scandinavia	9.1%	0.0%	0.0%	0.0%	3.7%	1.4%	0.0%	0.0%	4.0%	0.0%	0.0%	0.0%
Africa & S. America	1.2%	1.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Cash	5.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.7%
Industry Totals	100.0%	5.4%	4.0%	12.9%	8.0%	12.3%	6.4%	8.8%	20.7%	9.4%	6.3%	5.7%

 Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

Global markets and economies remain mixed, as indicated by slightly positive U.S. macro-economic conditions flat European markets and turbulent emerging country dynamics. We expect this level of variability to continue in the coming quarters, as economies around the world grow in fits and starts.

Our research screens are pointing to potential investment opportunities in Asia. As a result, our analysts have traveled to Indonesia, Singapore, China, Taiwan and South Korea to assess industry conditions, competitive advantages, profitability, operating and financial leverage and the quality of management of various companies in an effort to identify new companies that may enhance the Fund’s performance. Meetings with select Asian company management teams provided invaluable insight to product developments and market demand. We returned from our travels with impressions that Asian economic growth will continue in a saw-tooth pattern. Headwinds prevail with liquidity constraints in China and ongoing weakness in other Asian countries. Success in volatile markets may depend on bottom-up stock selection, focusing on individual companies with strong fundamentals. We are committed to the task at hand, resolute in our quest to maintain the Fund’s outperformance.

As always, we welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.
Portfolio Manager

5

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

As of June 30, 2013, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value were as follows (subject to change):

Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Greencore Group PLC	2.55%	Samsung Electronics Co., Ltd.	1.61%
Methanex Corp.	1.97%	NextEra Energy, Inc.	1.60%
KDDI Corp.	1.82%	GTECH SpA	1.54%
Svenska Handelsbanken AB, Class A	1.69%	Carter’s, Inc.	1.51%
Symrise AG	1.69%	Hannover Rueck SE	1.46%
Kone Oyj, Class B	1.69%	UnitedHealth Group, Inc.	1.46%
Independent Bank Corp.	1.69%	The JM Smucker Co.	1.45%
Ameris Bancorp	1.68%	Novartis AG	1.44%
Christian Dior SA	1.68%	Webster Financial Corp.	1.43%
WellPoint, Inc.	1.61%	Duni AB, Class A	1.42%

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value Fund	MSCI World Index		Polaris Global Value Fund	MSCI World Index
2012	21.00%	15.83%	2000	-5.82%	-13.18%
2011	-8.16%	-5.54%	1999	16.50%	24.93%
2010	20.64%	11.76%	1998	-8.85%	24.34%
2009	35.46%	29.99%	1997	34.55%	15.76%
2008	-46.19%	-40.71%	1996	23.34%	13.48%
2007	-3.97%	9.04%	1995	31.82%	20.72%
2006	24.57%	20.07%	1994	-2.78%	5.08%
2005	10.52%	9.49%	1993	25.70%	22.50%
2004	23.63%	14.72%	1992	9.78%	-5.23%
2003	47.06%	33.11%	1991	17.18%	18.28%
2002	3.82%	-19.89%	1990	-11.74%	-17.02%
2001	2.21%	-16.82%

6

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2013

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involves risk and is not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. Since Inception, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The MSCI World Index captures large and mid cap representation across 24 Developed Market countries. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI World Index was launched on February 27, 1970. One cannot invest directly in an index or an average.

The views in this letter were those of the Fund manager as of June 30, 2013, and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.
7

POLARIS GLOBAL VALUE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended June 30, 2013	One Year	Five Year	Ten Year
Polaris Global Value Fund	25.58%	5.94%	8.70%
MSCI World Index	18.58%	2.70%	7.25%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.36%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

8

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2013

Shares	Security Description	Value

Common Stock - 94.2%
Australia - 0.9%
30,900	BHP Billiton PLC, ADR	$1,584,243

Belgium - 1.1%
15,936	Solvay SA, Class A	2,088,829

Canada - 2.0%
85,437	Methanex Corp.	3,659,729

Finland - 3.2%
39,488	Kone Oyj, Class B	3,137,941
38,520	Konecranes Oyj	1,098,557
103,010	YIT Oyj	1,768,554
		6,005,052
France - 4.8%
19,265	Christian Dior SA	3,109,458
106,100	Etablissements Maurel et Prom	1,577,850
42,941	Imerys SA	2,631,216
23,700	Ipsos	894,470
62,939	Transgene SA (a)	746,332
		8,959,326
Germany - 9.4%
26,900	BASF SE	2,403,036
168,900	Deutsche Telekom AG	1,970,723
109,890	Freenet AG	2,400,182
37,600	Hannover Rueck SE	2,707,473
12,500	Muenchener Rueckversicherungs AG, Class R	2,300,665
77,500	Symrise AG	3,138,309
45,016	Wincor Nixdorf AG	2,441,070
		17,361,458
Hong Kong - 1.0%
2,196,000	Guangdong Investment, Ltd.	1,902,659

India - 0.8%
35,905	Infosys, Ltd., ADR	1,478,927

Ireland - 3.7%
106,501	CRH PLC	2,155,650
2,318,116	Greencore Group PLC	4,724,488
		6,880,138
Israel - 1.1%
52,800	Teva Pharmaceutical Industries, Ltd., ADR	2,069,760

Italy - 2.8%
114,389	GTECH SpA	2,863,239
283,950	Trevi Finanziaria Industriale SpA	2,265,669
		5,128,908
Japan - 5.2%
90,900	Asahi Group Holdings, Ltd.	2,255,545
64,800	KDDI Corp.	3,371,325
46,916	MEIJI Holdings Co., Ltd.	2,254,030
1,341,000	Showa Denko KK	1,771,234
		9,652,134
Norway - 1.2%
152,696	DNB Bank ASA	2,210,873

South Africa - 1.2%
50,270	Sasol, Ltd.	2,194,578

South Korea - 1.6%
2,544	Samsung Electronics Co., Ltd.	2,989,403

Sweden - 4.7%
305,200	Duni AB, Class A	2,651,004
80,302	Investor AB, Class B	2,158,997
42,300	Loomis AB, Class B	812,115
78,200	Svenska Handelsbanken AB, Class A	3,139,148
		8,761,264
Switzerland - 1.4%
37,600	Novartis AG	2,671,071

Thailand - 1.0%
921,550	Thai Oil PCL	1,871,922

United Kingdom - 8.2%
507,902	Barratt Developments PLC (a)	2,391,639
235,618	BBA Aviation PLC	1,003,775
123,988	Bellway PLC	2,394,960
146,476	Persimmon PLC	2,631,063
317,353	Rexam PLC	2,304,787

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2013

Shares	Security Description	Value

United Kingdom – (continued)
90,731	Standard Chartered PLC	$1,969,221
1,727,422	Taylor Wimpey PLC	2,515,660
		15,211,105
United States - 38.9%
50,200	ALLETE, Inc.	2,502,470
185,050	Ameris Bancorp (a)	3,118,093
152,404	Astoria Financial Corp.	1,642,915
121,920	BNC Bancorp	1,392,326
62,400	Brookline Bancorp, Inc.	541,632
139,467	Brooks Automation, Inc.	1,357,014
37,851	Carter's, Inc.	2,803,624
169,774	Colony Bankcorp, Inc. (a)	1,168,045
62,200	Forest Laboratories, Inc. (a)	2,550,200
538,514	Frontier Communications Corp.	2,180,982
27,667	General Dynamics Corp.	2,167,156
94,038	Hewlett-Packard Co.	2,332,142
90,924	Independent Bank Corp.	3,136,878
112,063	International Bancshares Corp.	2,530,383
179,565	Mac-Gray Corp.	2,549,823
67,982	Marathon Oil Corp.	2,350,818
29,091	Marathon Petroleum Corp.	2,067,206
68,000	Microsoft Corp.	2,348,040
36,344	NextEra Energy, Inc.	2,961,309
27,200	Peoples Bancorp, Inc.	573,376
18,865	Praxair, Inc.	2,172,493
42,933	Quest Diagnostics, Inc.	2,603,028
35,741	Regal Entertainment Group, Class A	639,764
177,097	Southwest Bancorp, Inc. (a)	2,337,680
28,155	The Chubb Corp.	2,383,321
26,100	The JM Smucker Co.	2,692,215
121,400	The Western Union Co.	2,077,154
41,284	UnitedHealth Group, Inc.	2,703,276
129,700	Univest Corp. of Pennsylvania	2,473,379
33,351	Verizon Communications, Inc.	1,678,889
102,838	Webster Financial Corp.	2,640,880
36,600	WellPoint, Inc.	2,995,344
269,200	Xerox Corp.	2,441,644
		72,113,499

Total Common Stock (Cost $155,531,278)	174,794,878

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$32,833	Middlesex Federal Savings Bank	0.50%	12/15/13	$32,833
32,683	Stoneham Savings Bank	1.00	11/24/13	32,683

Total Certificates of Deposit (Cost $65,516)	65,516
Total Short-Term Investments (Cost $65,516)	65,516
Total Investments - 94.2% (Cost $155,596,794)*	$174,860,394
Other Assets & Liabilities, Net – 5.8%	10,737,095
Net Assets – 100.0%	$185,597,489

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,302,531
Gross Unrealized Depreciation	(21,038,931)
Net Unrealized Appreciation	$19,263,600

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2013

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of June 30, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$1,584,243	$-	$-	$1,584,243
Belgium	2,088,829	-	-	2,088,829
Canada	3,659,729	-	-	3,659,729
Finland	6,005,052	-	-	6,005,052
France	8,959,326	-	-	8,959,326
Germany	17,361,458	-	-	17,361,458
Hong Kong	1,902,659	-	-	1,902,659
India	1,478,927	-	-	1,478,927
Ireland	6,880,138	-	-	6,880,138
Israel	2,069,760	-	-	2,069,760
Italy	5,128,908	-	-	5,128,908
Japan	9,652,134	-	-	9,652,134
Norway	2,210,873	-	-	2,210,873
South Africa	2,194,578	-	-	2,194,578
South Korea	2,989,403	-	-	2,989,403
Sweden	8,761,264	-	-	8,761,264
Switzerland	2,671,071	-	-	2,671,071
Thailand	-	1,871,922	-	1,871,922
United Kingdom	15,211,105	-	-	15,211,105
United States	72,113,499	-	-	72,113,499
Certificates of Deposit	-	65,516	-	65,516
Total Investments At Value	$172,922,956	$1,937,438	$-	$174,860,394

There were no transfers between Level 1 and Level 2 for the period ended June 30, 2013.

AFAPORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	13.1%
Consumer Staples	6.8%
Energy	5.8%
Financials	22.0%
Health Care	9.3%
Industrials	8.5%
Information Technology	10.0%
Materials	13.7%
Telecommunication Services	6.6%
Utilities	4.2%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2013

ASSETS
Total investments, at value (Cost $155,596,794)	$174,860,394
Cash	10,171,455
Foreign currency (Cost $304,869)	304,869
Receivables:
Fund shares sold	5,359
Dividends and interest	620,205
Prepaid expenses	18,492
Total Assets	185,980,774

LIABILITIES
Payables:
Investment securities purchased	46,129
Fund shares redeemed	17,982
Foreign capital gains tax payable	104,990
Accrued Liabilities:
Investment adviser fees	154,166
Trustees’ fees and expenses	55
Fund services fees	30,504
Other expenses	29,459
Total Liabilities	383,285

NET ASSETS	$185,597,489

COMPONENTS OF NET ASSETS
Paid-in capital	$270,853,636
Undistributed net investment income	4,614,653
Accumulated net realized loss	(109,028,893)
Net unrealized appreciation	19,158,093
NET ASSETS	$185,597,489
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	10,659,386
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$17.41
*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $306,113)	$3,663,235
Interest income	2,647
Total Investment Income	3,665,882

EXPENSES
Investment adviser fees	899,120
Fund services fees	191,896
Custodian fees	17,055
Registration fees	9,780
Professional fees	26,072
Trustees' fees and expenses	2,954
Miscellaneous expenses	52,485
Total Expenses	1,199,362

NET INVESTMENT INCOME	2,466,520

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	8,288,739
Foreign currency transactions	(89,894)
Net realized gain	8,198,845
Net change in unrealized appreciation (depreciation) on:
Investments	13,062,226
Deferred foreign capital gains taxes	21,793
Foreign currency translations	(3,642)
Net change in unrealized appreciation (depreciation)	13,080,377
NET REALIZED AND UNREALIZED GAIN	21,279,222
INCREASE IN NET ASSETS FROM OPERATIONS	$23,745,742

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
OPERATIONS
Net investment income	$2,466,520	$2,189,973
Net realized gain (loss)	8,198,845	(4,650,896)
Net change in unrealized appreciation (depreciation)	13,080,377	33,117,658
Increase in Net Assets Resulting from Operations	23,745,742	30,656,735

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(1,747,553)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,744,058	8,666,895
Reinvestment of distributions	-	1,681,725
Redemption of shares	(7,895,879)	(24,107,586)
Redemption fees	571	4,091
Decrease in Net Assets from Capital Share Transactions	(5,151,250)	(13,754,875)
Increase in Net Assets	18,594,492	15,154,307

NET ASSETS
Beginning of Period	167,002,997	151,848,690
End of Period (Including line (a))	$185,597,489	$167,002,997

SHARE TRANSACTIONS
Sale of shares	162,199	606,644
Reinvestment of distributions	-	110,422
Redemption of shares	(471,461)	(1,684,135)
Decrease in Shares	(309,262)	(967,069)

(a) Undistributed net investment income.	$4,614,653	$2,148,133

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended June 30,	For the Years Ended December 31,
2013	2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning
of Period	$15.23	$12.72	$14.00	$11.73	$8.66	$17.51
INVESTMENT OPERATIONS
Net investment income (a)	0.23	0.19	0.15	0.11	0.09	0.25
Net realized and unrealized
gain (loss)	1.95	2.48	(1.29)	2.31	2.98	(8.41)
Total from Investment
Operations	2.18	2.67	(1.14)	2.42	3.07	(8.16)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.16)	(0.14)	(0.15)	—	(b)	(0.31)
Net realized gain	—	—	—	—	—	(0.38)
Total Distributions to
Shareholders	—	(0.16)	(0.14)	(0.15)	—	(0.69)
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, End
of Period	$17.41	$15.23	$12.72	$14.00	$11.73	$8.66
TOTAL RETURN	14.31	%(c)	21.00%	(8.16)%	20.64%	35.46%	(46.19)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$185,597	$167,003	$151,849	$188,473	$191,398	$176,263
Ratios to Average Net Assets:
Net investment income	2.74	%(d)	1.34%	1.10%	0.89%	0.91%	1.74%
Net expense	1.33	%(d)	1.36%	1.36%	1.38%	1.45%	1.43%
Gross expense	1.33	%(d)	1.36%	1.36%	1.39	%(e)	1.46	%(e)	1.43	%(e)
PORTFOLIO TURNOVER RATE	9	%(c)	14%	12%	10%	22%	16%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

16

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up

17

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the six months ended June 30, 2013, the Fund did not make any payments under the shareholder service plan.

18

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman).  The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the six months ended June 30, 2013, were $16,189,100 and $28,711,328, respectively.

Note 5. Federal Income Tax and Investment Transactions

As of December 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$2,322,136
Capital and Other Losses	(117,063,926)
Unrealized Appreciation	5,739,901
Total	$(109,001,889)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

As of December 31, 2012, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2016	2017	2018
$36,071,788	$59,164,411	$15,622,903

19

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2013

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused. In addition to the amounts noted in the table above, the Fund has $247,032 available short term capital loss carryforwards and $5,957,792 available long term capital loss carryforwards that have no expiration date.

Note 6. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management has evaluated these amendments and has determined that they did not have a significant impact on the reporting of the financial statement disclosures.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

20

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2013

Investment Advisory Agreement Approval

At the March 22, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board had requested and reviewed written responses from the Adviser to a due diligence questionnaire, circulated by Trust counsel on their behalf. They had also discussed the materials with Independent Trustee counsel and, as necessary, with the Fund’s administrator, Atlantic Fund Services (“Atlantic”). During its deliberations, the Board received an oral presentation from the Adviser and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with written and oral presentations from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. In this regard, the Board considered, among other things, the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Performance

The Board reviewed performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board noted that the Fund outperformed the MSCI World Index for the 1-year, 3-year, 5-year, 10-year and since inception periods ended February 28, 2013. The Board also noted that the Fund had outperformed its Lipper Inc. peers for both the 1-year and 3-year periods ended February 28, 2013. The  Board concluded that the Fund’s performance was reasonable relative to its benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

21

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2013

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate of the Fund was higher than the median of the Fund’s Lipper Inc. peer group, but that its total expense ratio was lower than the median of its peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

22

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2013

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013, through June 30, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2013	June 30, 2013	Period*	Ratio*
Actual	$1,000.00	$1,143.14	$7.07	1.33%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.20	$6.66	1.33%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

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ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 16, 2013

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	August 16, 2013